UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: December 14, 2017

(Date of earliest event reported)

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA, 94089

(Address of principal executive offices, including zip code)

(408) 498-6000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 14, 2017, Jeffrey C. Grace notified the Secretary of Financial Engines, Inc. (the “Company”) of his intention to resign from his position as Vice President, Controller and Chief Accounting Officer (principal accounting officer) at the end of February 2018. Mr. Grace has agreed to remain at the Company for a transition period into 2018 and as such, will be entitled to his salary, amounts under the 2017 Executive Cash Incentive Plan, and continued vesting of his equity awards, in each case as applicable and in accordance with the terms as previously disclosed. Mr. Grace’s resignation is not the result of any disagreement with the Company on any matter relating to operations, policies, or practices.

On December 20, 2017, the Board of Directors of the Company determined that Mr. Grace shall cease to be the Chief Accounting Officer and a Section 16 executive officer, effective December 31, 2017, and appointed Mr. Craig L. Foster, the Company’s Chief Financial Officer, as the Company’s Chief Accounting Officer, effective January 1, 2018.

(e)

The information set forth in (b) above with respect to compensation to be received by Mr. Grace is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in this Current Report on Form 8-K under Item 5.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2017	Financial Engines, Inc.

	By:	/s/ Lewis E. Antone, Jr.
		Name:	Lewis E. Antone, Jr.
		Title:	Executive Vice President, General Counsel and Secretary